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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       DATE OF REPORT (Date of earliest event reported): October 22, 2001

                              NEUBERGER BERMAN INC.

             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 001-15361

               DELAWARE                                      06-1523639
    (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                       Identification No.)

                                605 Third Avenue
                               New York, NY 10158
                    (Address of principal executive offices)

                                 (212) 476-9000
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On October 22, 2001, Neuberger Berman Inc. (the "Corporation") announced that it entered into an agreement to acquire the assets of Oscar Capital Management, LLC, which has over $800 million in assets under management. A copy of the press release issued by the Corporation is attached as Exhibit
     99.1 and incorporated herein by reference.

     In addition, on October 23, 2001, the Corporation announced that its Board of Directors declared the Corporation's cash dividend for the third quarter of 2001, in the amount of $0.075 per share. The dividend will be payable on November 14, 2001 to stockholders of record at the close of business on November 2, 2001. A copy of the press release issued by the Corporation is attached as Exhibit 99.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     Exhibit No.    Document

     99.1 Press release issued by the Corporation on October 22, 2001 reporting that it entered into an agreement to acquire the assets of Oscar Capital Management, LLC, which has over $800 million in assets under management.

     99.2 Press release issued by the Corporation on October 23, 2001 with respect to the declaration of a third quarter cash dividend.

     99.3 Press release issued by the Corporation on October 23, 2001 with respect to its results of operations for the third quarter ended September 30, 2001.

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ITEM 9. REGULATION FD DISCLOSURE

     The Corporation is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.3 to this Report. Exhibit 99.3 is the Corporation's press release, dated October 23, 2001, reporting the Corporation's results of operations for the third quarter ended September 30, 2001.

     The information in this Item 9, and the related Exhibit 99.3, is furnished pursuant to Regulation FD, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Neuberger Berman Inc.
                                            (Registrant)


          Date:   October 24, 2001          By:  /s/ Matthew Stadler
                                                 -----------------------
                                                 Matthew S. Stadler
                                                 Chief Financial Officer

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EXHIBIT INDEX

     99.1 Press release issued by Neuberger Berman Inc. on October 22, 2001, announcing that it entered into an agreement to acquire the assets of Oscar Capital Management, LLC, which has over $800 million in assets under management.

     99.2 Press release issued by Neuberger Berman Inc. on October 23, 2001, with respect to the declaration of the Corporation's third quarter dividend.

     99.3 Press release issued by Neuberger Berman Inc. on October 23, 2001, reporting the Corporation's results of operations for the third quarter ended September 30, 2001.